J.P. Morgan Auto Conference August 8, 2017 Jonathan Collins Executive Vice President & Chief Financial Officer © Dana 2018 Dana Incorporated Deutsche Bank Global Auto Industry Conference January 17, 2018 Jonathan Collins Executive Vice President and Chief Financial Officer James Kamsickas President and Chief Executive Officer Exhibit 99.2

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. Safe Harbor Statement

© Dana 2018 Snapshot $ 2017 preliminary sales: $7.2 billion Over 100 major facilities 33 countries on 6 continents With customers in 130+ countries 16 Technical Centers ~30,000 people Based in Maumee, Ohio, USA Founded in 1904

Product Overview





Engine

Seals & Gaskets

Battery Cooling

Electronics Cooling

Engine Cooling

Driveshaft

Aluminum Driveshafts

Steel Driveshafts

Industrial Driveshafts

Universal Joints

Constant Velocity Joints

Motion

Hydraulics Motors & Pumps

Gearboxes

Winches

Valves & Electronic Controls

Transmission

Sealing & Cooling

Active Warm Up

Transmissions

- Hydrostatic
- Hydrodynamic
- Hydromechanical Variable
- Continuously Variable Planetary

Axles & Drives

Drive Axles

Steer Axles

Electric Axles

AWD Systems

Disconnect Systems

Active Differential Seals

Wheel Drives

Track Drives

© Dana 2018
4

Light Vehicles End Markets and Customers Brilliance Jinbei Commercial Vehicles Off-Highway 51% 30% 19% 2017 Preliminary sales percentages include sales of non-consolidated DDAC joint venture

Regional Diversity North America South America Europe Asia Pacific 2017 Preliminary sales percentages include sales of non-consolidated DDAC joint venture

Enterprise Strategy Execution Enterprise Strategy Driving Growth: $800M Backlog Through 2020 World Excellence Award Supplier Quality Excellence Supplier Excellence Award Innovation Supplier of the Year Best Supplier Award Excellence in Innovation Toledo Manufacturing Győr Gear Plant Yancheng Manufacturing Chongqing Manufacturing Electric Drive Units Integrated E-Axles Battery & Electronics Cooling Electric Wheel & Track Drives

2018 Market and Business Update North America South America Europe Asia Pacific Housing starts continue to drive recovery in construction market Demand for key light vehicle programs remains strong Commercial vehicle production improving Class 8 customer share remains stable Eurozone economic growth expected to improve Global demand for construction and mining equipment is expected to remain strong Brevini integration on track; will realize synergies this year Euro stable compared to U.S. dollar Brazilian end markets have stabilized, recovery may be tempered due to political uncertainty Heavy and medium duty truck production expected to be up 10% over last year but still below normalized levels Argentina expected to see 3% economic growth Divesting non-core, underperforming operation India end-market demand strengthening due to infrastructure spending and mining On-highway market growth in China expected to slow; while off-highway markets remain strong Regional light truck production expected to be up slightly Light vehicle sales in Thailand forecasted to grow by 6%-8% Economic Growth LV New Business Class 8 Production Brazil Economy Brazil Truck Prod Argentina Economy India Economy China Economy Asia LT Prod Economic Growth Construction Mining Euro Stable

Major Program Launches All Wheel Drive Vehicles Wrangler Global program manufactured in China and the U.S. Dana will supply: Disconnecting AWD Rear Drive Unit Active warm up units, thermal heat shields, valve stem seals, and gaskets Launching 2nd half of 2018 Launch on-track Multiple variants, all feature Dana: Axles and propshafts Thermal heat shields, valve stem seals and axle gaskets Expected to be at full run-rate in 1st half of 2018 Ranger Dana Toledo Facility Dana will supply: Axles and propshafts Thermal heat shields, engine oil coolers, valve stem seals and gaskets Production anticipated late 2018

All-New Ford Ranger

Major New Program Wins Commercial Vehicle Off-Highway Light Vehicle TE14 powershift transmission Dana Smart-suite system for monitoring and control Production anticipated 1st half of 2018 2019 Silverado Class 4 medium duty Class 5 medium duty Production anticipated late 2018 Dana will supply: Front and rear axles Propshafts Thermal heat shields, valve stem seals, and axle gaskets 11

e-Propulsion Systems Spicer® Integrated e-Axle For electric transit bus segments Fulfilling the needs of ‘zero emission zones’ Supplements front of vehicle power source with an integrated e-Axle Optimized for weight savings and efficiency Production beginning this year Mini-bus market: Weighing less than 8,000 kilograms Launch: Q1 2018 Transit bus market: Weighing less than 12,000 kilograms Launch: Q1 2019 12

e-Thermal Systems Electronics Cooling  Major supplier of Battery and Electronics Cooling  Partnering with over 20 customers in North America, Asia, and Europe  New program wins across our customer base Battery Cooling Battery Enclosure 13

Digital Services Offerings Mobile device data collection Measures tire wear trends Delivers predictive analytics Preemptively minimizes downtime Establishes optimal timeframes for scheduled replacement Leverages Dana’s drive system expertise to solve real-world customer problems SaaS Features and Functionality “This system helps us leverage our buying power with data…it’s kind of hard to imagine, Dana, a manufacturer, moving into this technology space, but they are…” Daniel J. Murphy, President & CEO 14

© Dana 2018 Outlook and Financials Jonathan Collins Executive Vice President and Chief Financial Officer 15

2017 Preliminary Financial Results

- Sales met prior long term financial targets two years earlier than anticipated as market recovery exceeded original expectations
- Adjusted EBITDA growth largely driven by profit conversion on market recovery and sales backlog
- Margin growth impeded by one time gains in 2016 as well as pre-synergy conversion of M&A
- Free cash flow expected near mid to upper end of previous guidance range on strong conversion of profit growth into cash

Sales

~$7.2B

+$1.4B vs 2016, 24% growth

Adjusted EBITDA

~$835M

+$175M vs 2016, 27% growth

Margin

~11.6%

+30 bps vs 2016, +80 bps vs 2015

Free Cash Flow % of Sales*

~2%

More than doubled vs 2016

Preliminary results largely in-line with expectations

See appendix for comments regarding the presentation of non-GAAP measures

*2017 Target

© Dana 2018
16

Delivered $1.4B of sales and $175M of profit growth See appendix for comments regarding the presentation of non-GAAP measures 11.3% ~11.4% ~11.6% Positive Change Negative Change Adjusted EBITDA Sales Full Year Sales growth of 24% driven by strong end market demand and conversion of backlog Acquisitions that closed in the first quarter of 2017 increased sales while compressing margins on a pre-synergy basis Foreign currency translation provide a modest benefit to sales while transaction losses compressed margins 2016 results included gains in Dana Companies, a subsidiary that was divested at the end of that year ~17% Conversion 2017 Sales and Profit Growth ~$600 Market ~$225 Backlog 17

2018 – 2020 Sales Backlog: $800 Million Future growth will outperform market due to booked business Backlog includes booked incremental new business net of any lost replacement business Increased by $50M or 7% over prior three year disclosure Backlog increase due to new business wins as currency and market expectations remain stable Region Customer Segment +$300 +$300 +$200 $ in Millions Key Platforms 18

2018 Guidance

- Sales guidance exceeds prior long term financial targets one year early largely due to pace of market recovery
- Adjusted EBITDA guidance exceeds prior 2019 targets by $15M while margin progresses nicely towards 12.8% target
- Cash flow guidance continues to progress towards 5% target as profits grow and capital expenditures return to ambient levels
- Diluted adjusted EPS benefits by $0.10 as a result of U.S. tax reform

Sales

~$7.6B

+/- $100M

+$400M vs 2017P, 6% growth

Adjusted EBITDA / Margin

~$935M / ~12.3%

+/- $25M / 20 bps

+$100M vs 2017P, 12% growth

Free Cash Flow

~3.5%

+/- 30 bps

+150 bps vs 2017T

Diluted Adjusted EPS

~$2.75

+/- $0.15

+$0.35 vs 2017T

Significant improvements across all key financial metrics

See appendix for comments regarding the presentation of non-GAAP measures

P=Preliminary; T=Target

© Dana 2018 19

2018 Sales and Profit Growth

- Sales growth of 6% driven by conversion of backlog and stable end market demand
- Acquisitions that closed in the first quarter of 2017, net of divestiture expected in 2018, will increase sales; while expanding margins as cost synergies are realized
- Foreign currency translation expected to cause a modest headwind to sales and a negligible impact on profit



Full Year
Positive Change
Negative Change
Sales
Adjusted EBITDA
~$7.2B
~$835M
~11.6%
~$400M
~$100 Market
~$300 Backlog
~$80M
~20% conversion
~$25M
~$20M
~($25M)
~$7.6B
~$935M
~12.3%
2017 Preliminary
Organic Growth
Inorganic Growth
Currency
2018 Target

Improved conversion and M&A synergies drives +70 bps margin

© Dana 2018 20

2019 Revised Outlook

- Sales guidance exceeds prior long term financial targets largely due to pace of market recovery
- Adjusted EBITDA outlook exceeds prior target while margin reaches 12.8% as originally expected
- Strong profit conversion and normalized capital expenditures drive continued conviction in FCF target at 5% of sales

Sales	Adjusted EBITDA / Margin
~$7.9B	>$1B / ~12.8%
+/- $100M	***+/- $25M / 20 bps***
+$700M vs prior target	***+90M vs prior target***

Free Cash Flow	Diluted Adjusted EPS
~5%	~$3.00
+/- 30 bps	***+/- $0.15***
Consistent with prior target	***+$0.40 vs prior target***

Outlook exceeds prior 2019 $ targets and confirms % targets

See appendix for comments regarding the presentation of non-GAAP measures

© Dana 2018 21

5 Year Financial Trends: Updated

Sales


$ in Billions
$6.1
$5.8
~$7.2
~$7.6
~$7.9
±2%
±2%
2015A
2016A
2017P
2018T
2019T
+$1.8B
7% CAGR

Adjusted EBITDA


$ in Millions
10.8%
11.3%
~11.6%
~12.3%
~12.8%
$652
$660
~$835
~$935
~$1,010
±3%
±3%
2015A
2016A
2017P
2018T
2019T
Adj. EBITDA
Margin
+$350M
+200 bps

Cash Flow % of Sales


6.7%
6.6%
~7.5%
~7.5%
~9.0%*
4.3%
5.5%
~5.5%
~4.0%
~4.0%
2.4%
1.1%
~2.0%
~3.5%
~5.0%
2015A
2016A
2017T
2018T
2019T
Operating Cash Flow
Capital Expenditures
Free Cash Flow
+250 bps

Diluted Adjusted EPS


$1.74
$1.94
~$2.40
~$2.75
~$3.00
±4%
±5%
±5%
2015A
2016A
2017T
2018T
2019T
+$1.25

* Excludes voluntary pension funding associated with plan termination

See appendix for comments regarding the presentation of non-GAAP measures

A=Actual; P=Preliminary; T=Target

© Dana 2018 22

Capital Allocation Priorities

- Capital expenditures expected to normalize at ~4% of sales as major program refreshes are complete (i.e. Super Duty and Wrangler)
- Disciplined M&A process continues to create options to generate attractive risk adjusted returns
- As cash flows increase, excess cash will be used to improve credit metrics
- Increase quarterly dividend by 67% from $0.06 to $0.10 per share to align payout ratio and yield with peer group

1 Organic Growth
- Investing to deliver backlog generates attractive returns
- Targeting consistent capital spend levels at ~4% of sales

2 Inorganic Growth
- Selectively expand product technology
- Enhance geographic presence

3 Capital Structure
- Reduce debt and pension liabilities
- Drive towards investment grade credit metrics

4 Cash Repatriation
- Pay competitive dividend; increase from $0.06 to $0.10 per share
- Ambient level of share repurchase to mitigate dilution; $100M, 2 yr. authorization

Investing in growth and further strengthening balance sheet

© Dana 2018
23

Investment Highlights Global Presence 1 Cycle Positioning 5 Broad Customer Base 2 Solid Balance Sheet 7 Expanding Margins & Cash Flow 6 Relevant Technology Portfolio 3 Strong Sales Backlog 4 Clear Investment Priorities 8 24

The preceding slides refer to Adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP. Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies. Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Non-GAAP Financial Information 25